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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use of our report included herein and to the references to our firm under the headings "Harbor Selected Historical Financial Data" and "Experts" in the prospectus.

                                                 /s/ KPMG PEAT MARWICK LLP

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Houston, Texas

June 3, 1997